EXHIBIT 10.29


                                ADDENDUM IV
                                     TO
                      SPRINT PCS MANAGEMENT AGREEMENT


MANAGER:   ALAMOSA WISCONSIN LIMITED PARTNERSHIP

SERVICE AREA BTAS:

o     Appleton-Oshkosh BTA 18,
o     Eau Claire BTA 123,
o     Fond du Lac BTA 148,
o     Green Bay BTA 173,
o     La Crosse-Winona BTA 234,
o Madison BTA 272 (Only Columbia, Juneau, Marquette, Sauk Counties and those portions of Dane County where Manager will meet Sprint PCS coverage along Highway 151 and I-90/94 north of Madison),
o     Manitowoc BTA 276,
o Milwaukee BTA 297 (Only those portions of Dodge County not currently covered by Sprint PCS along Highway 41 and the City of Watertown),
o Minneapolis-St. Paul BTA 298 (Only Barron County and those portions of Polk County not currently covered by Sprint PCS along Highway 8 near the city of St. Croix Falls),
o     Sheboygan BTA 417,
o     Stevens Point-Marshfield-Wisconsin Rapids BTA 432,
o     Wausau-Rhinelander BTA 466


            This Addendum IV (this "ADDENDUM"), dated and effective as of June 23, 2000, contains certain additional and supplemental terms and provisions of that certain Sprint PCS Management Agreement entered into as of December 6, 1999, by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I entered into as of December 6, 1999, that certain Addendum II entered into as of February 8, 2000, and that certain Addendum III entered into as of April 25, 2000 (the Management Agreement, as amended by Addendum I, Addendum II and Addendum III, being the "MANAGEMENT AGREEMENT"). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect.

            Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

            The Management Agreement is modified as follows:

            1. USE OF LOAN PROCEEDS. Sprint PCS has entered into that certain Consent and Agreement with Nortel Networks Inc. ("NORTEL") (which Consent and Agreement, as amended and modified from time to time, is referred to as the "CONSENT AND AGREEMENT") to enable Manager to obtain loans indirectly from Nortel and its successors and assigns (collectively, the "LENDERS") through Manager's limited partner, Alamosa PCS, Inc. ("ALAMOSA PCS") and/or Alamosa Finance, L.L.C. ("ALAMOSA FINANCE"), a wholly owned subsidiary of Alamosa PCS. Manager agrees that it will not use the proceeds from any loan made by the Lenders to Alamosa PCS to which the Consent and Agreement relates or from any other loan or extension of credit to which the Consent and Agreement relates (whether such loan proceeds are received by Manager pursuant to a loan or a capital contribution from its partners) for any purpose other than (a) to construct and operate the wireless service within the Service Area (as may be amended from time to time) as contemplated under the Management Agreement, or (b) as expressly permitted under Section 2.10 to the Second Amended and Restated Credit Agreement between Export Development Corporation, Alamosa PCS and certain other entities dated as of June 23, 2000 (the "CREDIT AGREEMENT"), (a copy of Section 2.10 to the Credit Agreement is attached to this Addendum as Exhibit A) without giving effect to any subsequent amendment, modification or waiver of any term, condition, definition or other provision of the Credit Agreement or to any course of dealing between Nortel, Export Development Corporation and the Lenders and Alamosa PCS that now exists or may hereafter be established allowing a use of loan proceeds not allowed in Section 2.10 of the Credit Agreement in the form attached to this Addendum as Exhibit A and in effect as of the date hereof.

            2.    FINANCIAL INFORMATION.  Manager agrees to give
      Sprint PCS a copy of all financial information it gives the Administrative Agent or any Lender (as such parties are defined in the Consent and Agreement).


          [The Remainder Of This Page Is Intentionally Left Blank]



      IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective authorized officers as of the date and year first above written.


                                    SPRINT SPECTRUM L.P.


                                    By: /s/ Bernard A. Bianchino
                                        ---------------------------------
                                        Bernard A. Bianchino
                                        Senior Vice President and Chief
                                        Business Development Officer -
                                        Sprint PCS


                                    WIRELESSCO, L.P.


                                    By: /s/ Bernard A. Bianchino
                                        ---------------------------------
                                        Bernard A. Bianchino
                                        Senior Vice President and Chief
                                        Business Development Officer -
                                        Sprint PCS



                                    SPRINT COMMUNICATIONS COMPANY, L.P.


                                    By: /s/ Don A. Jensen
                                        ----------------------------------
                                        Don A. Jensen
                                        Vice President - Law



                                    ALAMOSA WISCONSIN LIMITED PARTNERSHIP

                                    By  Alamosa Wisconsin GP, LLC, its
                                        General Partner

                                    By: /s/ David Sharbutt
                                        ----------------------------------
                                        David E. Sharbutt, Manager